UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest even reported): January 27, 2006

                       INTERNAL HYDRO INTERNATIONAL, INC.
     ______________________________________________________________________
             (Exact Name of Registrant As Specified in Its Charter)

        FLORIDA                        000-29743                 88-0109143
________________________________________________________________________________
(State Or Other Jurisdiction    (Commission File Number)    (IRS Employer
Of Incorporation Or                                          Identification No.)
    Organization)

                  334 S. Hyde Park Avenue, Tampa, Florida 33606
       __________________________________________________________________
          (Address of Principal Executive Offices, Including Zip Code)

                                 (813) 231-7122
             ______________________________________________________
              (Registrant's Telephone Number, Including Area Code)

           607 W. Martin Luther King, Jr. Blvd., Tampa, Florida 33603
   __________________________________________________________________________
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))






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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On January 18, 2006, it was voted upon by the current Board of Directors, Tony Council and Anthony Pecoraro were appointed to the two vacant positions of the Board of Directors effective January 18, 2006. Mr. Council will serve as an independent director. Mr. Pecoraro will be an inside director by virtue of his share ownership percentage.

On January 1, 2006, Anthony Pecoraro was appointed Vice President of New Technology.

On January 27,  2006,  Mary A.  Pecoraro was  appointed  Secretary.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below are the names, ages, and positions of the new executive officer and the two new directors of the Company:



Name                            Age            Office
------------------             -----           --------
Mary A. Pecoraro                40             Secretary

Tony Council                    49             Director

Anthony Pecoraro                41             Director, VP of New
Technology


Family Relationships

Anthony Pecoraro, Director & VP of New Technology, is married to Mary Pecoraro, Secretary. There are no further family relationships between or among the other executive officers and directors of the Company.

Business Experience

Set forth below is certain biographical information, present occupation and business experience for the past five years of each new director or executive officer of the Company. All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. There are no agreements with respect to the election of Directors. We have not compensated our Directors for service on our Board of Directors, any committee thereof, or reimbursed for expenses incurred for attendance at meetings of our Board of Directors and/or any committee of our Board of Directors. Officers are appointed annually by our Board of Directors and each Executive Officer serves at the discretion of our Board of Directors. We do not have any standing committees. Our Board of Directors may in the future determine to pay Directors' fees and reimburse Directors for expenses related to their activities.


MARK E. PENA

On January 17, 2006, Mark E. Pena resigned from his position as the Secretary of the company.

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MARY A. PECORARO

Mrs. Pecoraro has been with Internal Hydro International as the Administrative Officer/Executive Assistant since the inception of its predecessor company
Internal Command International in January 2001. She is responsible for the record keeping and issuances of all stock transactions within the company. Mrs. Pecoraro manages the financials on a daily basis along with assisting in the budget plans. She plays an integral role in assisting the CEO and CFO with the public filings of the company. Mrs. Pecoraro brings with her many years of experience in the field of working and managing an administrative office. tony council

Mr. Council is currently the Founder and President of TLC Engineering, Inc. located in Houston, Texas, where he oversees the daily management of engineering, inspection and administrative matters, including contracting, and bid processing for large scale engineering projects. Prior to founding his company in January 2001, Mr. Council served as the Senior Consulting Engineer and Project Manager for Mustang Engineering, Inc. from 1992 to 2000. Mr. Council is a Professional Engineer with over two decades of experience in the oil and gas arena.

Mr. Council received his BS in Mechanical Engineering in 1978 from North Carolina ANT State University. He currently holds his Professional Engineer license in Texas which he received in 1993.

ANTHONY PECORARO

Mr. Pecoraro has served as a machinist in research & development for Internal Hydro International and our predecessor company, Internal Command International since 2001. He was heavily involved in the production and development of the IHDR EC III and IV models, and is the inventor of the HydroCam/EC5. In June 2005, Mr. Pecoraro became the Co-Founder and Vice President of Regent Machine Products where he completed the design phase of the EC V proto-type. Mr.
Pecoraro currently serves as Vice President of New Technology Development for Internal Hydro International, Inc.

Mr. Pecoraro is a U.S. Navy Veteran of 15 years where he was awarded 3 Navy achievement medals and has held 100 plus certifications in and out of the military from calibration technician to 1st class (A class) journeyman machinist. Mr. Pecoraro has over 27 years experience as a machinery repairman where he has previously headed industrial repair shops, machine shops, inplace machine and repair, and R&D for various companies. His vast experience includes the rotary equipment repair area, where he has worked on diesel, steam, nuclear, and gas turbine power plants.

EMPLOYMENT AGREEMENTS

We do not have an employment agreement with Mary A. Pecoraro.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Internal Hydro International has an exclusive contract with Regent Machine Products for the HydroCam/EC V technology. Anthony Pecoraro is the Vice President and Co-Founder of Regent Machine Products. Mary Pecoraro is the President and Co-Founder of Regent Machine Products. There are no related party transactions related to Mr. Council.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 27, 2006                      INTERNAL HYDRO INTERNATIONAL, INC..

                                             By: /S/ CRAIG HUFFMAN
                                             -----------------------------------
                                             Craig Huffman, President


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